UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2025

AI Infrastructure Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	333-289587	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, Nevada 89135

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 747-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one right	AIIA U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AIIA	New York Stock Exchange
Rights, each entitling the holder to receive one-fifth (1/5) of one Class A ordinary share	AIIA R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 6, 2025, AI Infrastructure Acquisition Corp., a Cayman Islands exempted company (the “Company”) consummated its initial public offering (the “IPO”) of 13,800,000 units (the “Units”), including 1,800,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share, and one right to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $138,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 407,000 Units (the “Private Placement Units”). Of the 407,000 Private Placement Units, 269,000 Private Placements Units were sold to AIIA Sponsor Ltd., the Company’s sponsor, and 138,000 Private Placement Units were sold to Maxim Partners LLC, in each case at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,070,000.

As of October 6, 2025, a total of $138,000,000, comprised of proceeds from the IPO and the sale of Private Placement Units, was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee.

An audited balance sheet as of October 6, 2025, reflecting the receipt of the proceeds from the IPO and the sale of the Private Placement Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of October 6, 2025

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI INFRASTRUCTURE ACQUISITION CORP.

	By:	/s/ George Murnane
George Murnane
Chief Financial Officer

Dated: October 10, 2025